Exhibit 10.9

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

AMENDMENT NUMBER 2

TO THE SUPPLY AGREEMENT

between GW PHARMA LIMITED (“GW”) having its registered office at Porton Down Science Park, Salisbury, Wiltshire SP4 OJQ and BAYER HEALTHCARE AG, Division Pharma, having its registered office at Bayerwerk, 51368 Leverkusen, Germany (“Bayer”)

WHEREAS, Bayer and GW executed a Supply Agreement as of the 20th day of May 2003, as amended for Canada by Amendment Number 1 to the Supply Agreement and by Amendment Number 3 to the License and Distribution Agreement;

WHEREAS, Bayer and GW wish to amend the sales forecast for the UK Territory.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                                      Appendix 1, Part A shall be replaced by Appendix 1, Part A, as attached to this Amendment.

2.                                      This Amendment shall be executed in two counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Amendment, but all counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties, through their authorised officers, have executed this Agreement as of the date first written above.

Signed for and on behalf of	Signed for and on behalf of

BAYER HEALTHCARE AG	GW PHARMA LIMITED

Leverkusen, May 9, 2005	Salisbury, May 10, 2005

/s/ ppa. Dr. Horst Harenberg	/s/ Justin Gover
Dr. Horst Harenberg Head of International Cooperations and Licensing Europe	Justin Gover Managing Director

/s/ ppa. Dr. Drk Ehle	/s/ David Kirk
Dr. Drk Ehle Law and Patents	David Kirk Finance Director

Appendix 1

A. United Kingdom

Sales in the Territory of the Products

Commercial Year	Net Sales in £‘000’s

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